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                                                                 Exhibit 23(iii)



                        CONSENT OF CHARTERED ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 9, 2002 with respect to the Combined Financial Statements of the Gerdau Canada Group in Amendment No. 1 to the Registration Statement (Form F-4) and related Prospectus of Gerdau AmeriSteel Corporation for the registration of 15,860,396 shares of its common stock.


/s/ Ernst & Young LLP

Kitchener, Canada
February 7, 2003